Exhibit 99.2

Hub Group Announces Leadership Changes

David Yeager Returning to Chairman and Chief Executive Officer Role;

Phillip Yeager Continuing as President and Vice Chairman

Patrick O’Donnell Appointed as Chief Financial Officer

OAK BROOK, Ill., September 14, 2026 - Hub Group, Inc. (Nasdaq: HUBG) today announced that, effective today, Executive Chairman David Yeager is returning to the Chairman and Chief Executive Officer role, with Phillip Yeager continuing to serve as President and Vice Chairman. The Company also today announced the appointment of Patrick O’Donnell as Chief Financial Officer, effective following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

“Hub Group was founded by the Yeager family more than 55 years ago with a commitment to service, integrity and innovation,” said David Yeager, Hub Group’s Chairman and Chief Executive Officer. “I am confident that this leadership team will help drive the business forward into its next phase of growth. I look forward to partnering with Phil and Pat to deliver excellent results for our shareholders, customers and team members.”

“Our team remains focused on fueling the company’s success for another five decades and beyond,” said Phil Yeager, Hub Group’s President and Vice Chairman. “I look forward to working with Dave, Pat and the rest of the management team to execute on our strategy, innovate for our customers and enhance value for our shareholders.”

Patrick O’Donnell has joined Hub Group as a special advisor and Chief Financial Officer-Elect. Following the completion of the Company’s previously announced financial restatement process and the issuance of the Company’s financial statements for fiscal year 2025, Mr. O’Donnell will assume the role of Chief Financial Officer.

Todd Heeter will continue to serve as Interim Chief Financial Officer, leading efforts to complete the financial restatements.

“We are excited to have Pat join the Hub Group team as the company’s next CFO and are confident he is the right leader for our finance organization,” David Yeager added. “He brings over 20 years of experience in finance and accounting and a proven track record of strengthening financial and operating discipline, driving process improvements and building high-performing teams. Pat’s expertise across public company finance, strategic planning and capital allocation will be invaluable as we continue executing our strategy to drive growth, improve profitability and enhance cash flow generation. I also want to thank Todd for his continued leadership and support as Pat transitions into the CFO role.”

Mr. O’Donnell is an experienced public company finance and accounting executive with a robust skillset spanning financial strategy and enterprise performance, capital allocation, mergers and acquisitions and public company financial reporting. Prior to joining Hub Group, he spent over eight years in finance and accounting roles at TreeHouse Foods, most recently serving as Executive Vice President and Chief Financial Officer for three years. Previously, Mr. O’Donnell spent nearly 15 years at PricewaterhouseCoopers in roles across the audit and assurance division. He is a graduate of Marquette University.

Certain Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements, provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s future performance and long-term growth potential, its strategy to drive growth, improve profitability and enhance cash flow generation, and any other statements regarding Hub Group’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts.

These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that might cause the actual performance of Hub Group to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include the Company’s ability to complete the previously-announced restatement of its financial statements and regain compliance with Nasdaq’s listing rules; the impact that the restatement process and further delays in the financial close process or the related audit may have on Hub Group’s business, financial condition and results of operations; and other risks discussed under the “Risk Factors” section in Hub Group’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings.

These forward-looking statements speak only as of the date hereof and Hub Group assumes no obligation to update any such forward-looking statements.

About Hub Group

Hub Group offers comprehensive transportation and logistics management solutions. Keeping our customers’ needs in focus, Hub Group designs, continually optimizes, and applies industry-leading technology to our customers’ supply chains for better service, greater efficiency, and total visibility. As an award-winning, publicly traded company (Nasdaq: HUBG), our approximately 6,000 employees and drivers across the globe are always in pursuit of “The Way Ahead” – a commitment to service, integrity and innovation. For more information, visit hubgroup.com.

CONTACT: Garrett Holland, InvestorRelations@hubgroup.com